UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________
Current Report
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2024
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TRAVERE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3611 Valley Centre Drive, Suite 300
San Diego, CA 92130
(Address of Principal Executive Offices, including Zip Code)

(888) 969-7879
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TVTX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On September 5, 2024, Travere Therapeutics, Inc. (the “Company”) announced that the U.S. Food and Drug Administration (FDA) has granted full approval to FILSPARI® (sparsentan) to slow kidney function decline in adults with primary Immunoglobulin A nephropathy (IgAN) who are at risk of disease progression. FILSPARI was granted accelerated approval in February 2023 based on the surrogate marker of proteinuria. Full approval is based on positive long-term confirmatory results from the PROTECT Study demonstrating that FILSPARI significantly slowed kidney function decline over two years compared to irbesartan.

FILSPARI is the only oral, once-daily, non-immunosuppressive medication that directly targets glomerular injury in the kidney by blocking two critical pathways of IgAN disease progression (endothelin-1 and angiotensin II).

The two-year efficacy data contained in the FDA-approved label is a modified intention to treat (ITT) analysis, and as preferred by the FDA, evaluates data from all patients regardless of treatment discontinuation. In the final analysis of the 404 randomized patients, FILSPARI significantly reduced the rate of decline in kidney function from baseline to Week 110 compared to irbesartan. In the ITT analysis included in the label, the mean eGFR slope from baseline to Week 110 was -3.0 mL/min/1.73 m2/year for FILSPARI and -4.2 mL/min/1.73 m2/year for irbesartan, corresponding to a statistically significant treatment effect of 1.2 mL/ min/1.73 m2/year (p=0.0168). The positive treatment effects on proteinuria compared to the active control irbesartan that were observed at Week 36 were durable out to the two-year measurement period. Additional results from the PROTECT Study demonstrated the benefit of FILSPARI on absolute eGFR accrued over time and by Week 110 resulted in a 3.8 mL/min/1.73 m2 difference in the mean change from baseline between FILSPARI and irbesartan.

Results from the PROTECT Study showed that FILSPARI was well tolerated with a clearly defined safety profile that has been consistent across all clinical trials conducted to date. Following engagement with the FDA, the Company expects to submit an sNDA for a potential modification to the liver-monitoring REMS.

About the PROTECT Study

The PROTECT Study is one of the largest interventional studies to date in IgA nephropathy (IgAN) and the only Phase 3 head-to-head trial in this rare kidney disease. It is a global, randomized, multicenter, double-blind, parallel-arm, active-controlled clinical trial evaluating the safety and efficacy of 400 mg of FILSPARI (sparsentan), compared to 300 mg of irbesartan, in 404 patients ages 18 years and up with IgAN and persistent proteinuria despite receiving at least 50% of max label dose and maximally tolerated ACE or ARB therapy.

The primary efficacy endpoint for the interim analysis was the change from baseline in urine protein/creatinine ratio at Week 36. The key secondary efficacy endpoint for the final analysis was the rate of change in eGFR over a 110-week period following initiation of randomized therapy.

The trial met the pre-specified primary endpoint which showed that after 36 weeks patients receiving FILSPARI achieved a mean reduction in proteinuria from baseline of 49.8%, compared to a mean reduction in proteinuria from baseline of 15.1% for irbesartan-treated patients (p<0.0001).

The two-year efficacy data contained in the FDA-approved label is a modified intention to treat (ITT) analysis, and as preferred by the FDA, evaluates data from all patients regardless of treatment discontinuation. In the final analysis of 404 randomized patients, FILSPARI reduced the rate of decline in kidney function from baseline to Week 110 compared to irbesartan. The mean eGFR slope from baseline to Week 110 was -3.0 mL/min/1.73 m2/year for FILSPARI and -4.2 mL/min/1.73m2/year for irbesartan, corresponding to a statistically significant treatment effect of 1.2 mL/ min/1.73 m2/year (p=0.0168).

Additional results from the PROTECT Study demonstrated the benefit of FILSPARI on absolute eGFR accrued over time and by Week 110 resulted in a 3.8 mL/min/1.73 m2 difference in the mean change from baseline between FILSPARI and irbesartan.

Patients who completed the PROTECT double-blind portion of the study on treatment were eligible to participate in the open-label extension of the trial.

Forward-Looking Statements

This report contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, these statements are often identified by the words “on-track,” “positioned,” “look forward to,” “will,” “would,” “may,” “might,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “potential,” or similar expressions. In addition, expressions of strategies, intentions or plans are also forward-looking statements. Such forward-looking statements include, but are not limited to, references to: statements regarding planned engagement with the FDA and plans to submit an sNDA for a potential modification to the liver-monitoring REMS. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties associated with the regulatory review and approval process, as well as risks and uncertainties associated with the Company’s business and finances in general, the success of its commercial products and risks and uncertainties associated with its preclinical and clinical stage pipeline. Specifically, the Company faces risks associated with the ongoing commercial launch of FILSPARI, market acceptance of its commercial products including efficacy, safety, price, reimbursement, and benefit over competing therapies, as well as risks associated with the successful development and execution of commercial strategies for such products, including FILSPARI. The risks and uncertainties the Company faces with respect to its preclinical and clinical stage pipeline include risk that the Company’s clinical candidates will not be found to be safe or effective and that current or anticipated future clinical trials will not proceed as planned. The Company also faces the risk that it will be unable to raise additional funding that may be required to complete development of any or all of its product candidates, including as a result of macroeconomic conditions; risks relating to the Company’s dependence on contractors for clinical drug supply and commercial manufacturing; uncertainties relating to patent protection and exclusivity periods and intellectual property rights of third parties; risks associated with regulatory interactions; and risks and uncertainties relating to competitive products, including current and potential future generic competition with certain of the Company’s products, and technological changes that may limit demand for the Company’s products. The Company also faces additional risks associated with global and macroeconomic conditions, including health epidemics and pandemics, including risks related to potential disruptions to clinical trials, commercialization activity, supply chain, and manufacturing operations. You are cautioned not to place undue reliance on these forward-looking statements as there are important factors that could cause actual results to differ materially from those in forward-looking statements, many of which are beyond our control. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Investors are referred to the full discussion of risks and uncertainties, including under the heading “Risk Factors”, as included in the Company’s most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVERE THERAPEUTICS, INC.

Dated: September 5, 2024	By:	/s/ Eric Dube
	Name:	Eric Dube
	Title:	Chief Executive Officer